UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 ______________

      Date of Report (Date of earliest event reported): September 30, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                         Regional Bank HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

               DELAWARE                                001-15965                     13-5674085
    (State or other jurisdiction of             Commission File Number             (I.R.S. Employer
            incorporation)                                                        Identification No.)

                                 ______________

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

The quantity of shares of Wells Fargo & Co. (NYSE: "WFC") represented by each 100 share round lot of Regional Bank HOLDRS increased to 48 shares (from 24) due to the 2 for 1 stock split of Wells Fargo & Co. Effective August 17, 2006, deposits of Wells Fargo & Co. common stock for creation of Regional Bank HOLDRS increased to 48 WFC (instead of 24 WFC) per round lot of 100 Regional Bank HOLDRS due to the 2 for 1 stock split of Wells Fargo & Co.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits

             (c)   Exhibits

                   99.1 Regional Bank HOLDRS Trust Prospectus Supplement dated September 30, 2006 to Prospectus dated February 17, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH, PIERCE, FENNER &
                                           SMITH INCORPORATED


Date:  November 13, 2006                 By:    /s/ Satyanarayan R. Chada
                                         Name:  Satyanarayan R. Chada
                                         Title: Managing Director

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Regional Bank HOLDRS Trust Prospectus Supplement dated September 30, 2006 to Prospectus dated February 17, 2006.